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LEGG MASON
FINANCIAL SERVICES FUND
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PRIMARY CLASS AND CLASS A PROSPECTUS October 5, 1999

[LEGG MASON FUNDS Logo Appears Here]
HOW TO INVEST(SM)

As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.
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                                TABLE OF CONTENTS


ABOUT THE FUND:
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            1     Investment objective
            3     Principal risks
            5     Performance
            6     Fees and expenses of the fund
            8     Management



ABOUT YOUR INVESTMENT:
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           10     How to invest
           14     How to sell your shares
           16     Account policies
           17     Services for investors
           19     Dividends and taxes
           21     Financial highlights
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LEGG MASON FINANCIAL SERVICES FUND
INVESTMENT OBJECTIVE
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INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES:

Gray, Seifert & Co., Inc., the fund's sub-adviser, under normal circumstances concentrates the fund's investments by investing substantially all of the fund's assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above-average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

      o regional and money center banks

      o securities brokerage firms

      o asset management companies

      o savings banks and thrift institutions

      o specialty finance companies (e.g., credit card and mortgage providers)

      o insurance and insurance brokerage firms

      o government-sponsored agencies, such as Fannie Mae

      o financial conglomerates

      o foreign financial services companies (limited to 25% of total assets, not including ADRs)

Investments may also include securities of companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The sub-adviser believes the financial services industry is undergoing many changes due to legislation reform and the shifting demographics of the population. In deciding what securities to buy, the sub-adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business,

                                       Legg Mason Financial Services Fund      1
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the products offered, its potential to benefit from industry changes, and the strength and goals of management.

The sub-adviser will sell a security in the fund's portfolio if that security experiences earnings problems.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations, or repurchase agreements. The fund may not achieve its investment objective when so invested.



2     Legg Mason Financial Services Fund
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PRINCIPAL RISKS
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IN GENERAL:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. There is no guarantee that the fund will achieve its investment objective. The principal risks of investing in the fund are described below.

MARKET RISK:

Stock prices generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy, or may affect the market as a whole.

CONCENTRATION RISK:

The fund invests primarily in securities in the financial services industry.
A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry.

CREDIT RISK:

There is a risk that the fund's holdings in fixed income securities could be downgraded or could default in payment of principal or interest. Credit ratings are the opinions of the private companies that rate companies or their securities; they are not guarantees.

                                         Legg Mason Financial Services Fund    3
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FOREIGN SECURITIES RISK:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

YEAR 2000:

Like other mutual funds (and most organizations around the world), the fund could be adversely affected by computer problems related to the year 2000. These could interfere with the operations of the fund, its adviser, distributor or sub-adviser, and other outside service providers, and could impact companies in which the fund invests.

While no one knows if these problems will have any impact on the fund or on financial markets in general, the adviser and its affiliates and the other service providers to the fund have reported that they are taking steps to protect fund investors. These include efforts to determine that the problems will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.



4    Legg Mason Financial Services Fund
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         PERFORMANCE
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         The fund has three authorized classes of shares: Class A, Primary Class and Navigator Class. Each class is subject to different expenses and a different sales charge structure. As of the date of this prospectus, the fund has not been in operation for a full calendar year; therefore, no performance information is presented.

                                        Legg Mason Financial Services Fund     5
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FEES AND EXPENSES OF THE FUND
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The table below describes the fees and expenses you will incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets, so they will lower the fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                                Shareholder Fees
                    (fees paid directly from your investment)
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                                            Class A         Primary Class
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  Maximum sales charge (load) imposed on
  purchases (as a % of offering price)             4.75% (a)   None
  Maximum deferred sales charge
  (as a % of net asset value)                       None (b)   None

                         Annual Fund Operating Expenses
                (expenses that are deducted from fund assets) (c)
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                                            Class A         Primary Class
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  Management fees                              1.00% (d)         1.00% (e)
  Service (12b-1) fees                         0.25%             1.00%
  Other expenses                               0.40%             0.40%
  Total annual fund operating expenses         1.65% (d)         2.40% (e)

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."

(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Invest."

(c) The fees and expenses shown are for the fiscal year ended December 31, 1998, and are calculated as a percentage of average net assets.

(d) Legg Mason Fund Adviser, Inc., as investment adviser, has voluntarily agreed to waive fees so that expenses of Class A shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an # Legg MasonFinancial Services Fundannual rate of 1.50% of the fund's average daily net assets attributable

6    Legg Mason Financial Services Fund
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    to Class A shares. This voluntary waiver will continue until May 1, 2000, and may be terminated at any time. With this waiver, management fees and total annual fund operating expenses were 0.85% and 1.50%, respectively.

(e) Legg Mason Fund Adviser, Inc., as investment adviser, has voluntarily agreed to waive fees so that expenses of Primary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 2.25% of the fund's average daily net assets attributable to Primary Class shares. This voluntary waiver will continue until May 1, 2000, and may be terminated at any time. With this waiver, management fees and total annual fund operating expenses were 0.85% and 2.25%, respectively.

EXAMPLE:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) that you redeem all of your shares at the end of the time periods shown.

                              1 Year      3 Years      5 Years   10 Years
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      Class A Shares           $635        $971        $1,329     $2,337
      Primary Class Shares     $243        $748        $1,280     $2,736

                                         Legg Mason Financial Services Fund    7
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MANAGEMENT
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ADVISER:

Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the fund's investment adviser. The adviser is responsible for the actual investment management of the fund, including making investment decisions and placing orders to buy, sell or hold a particular security. The adviser has delegated investment advisory functions for the fund to a sub-adviser, as described below. The adviser also supervises all aspects of the operations of the fund as administrator.

Prior to October 6, 1999, Bartlett & Co. served as investment adviser to the fund, under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal year ended December 31, 1998, the fund paid the adviser a fee of 1.00% of its average daily net assets, net of any waivers.

The adviser acts as manager or adviser to investment companies with aggregate assets of $19.6 billion as of August 31, 1999.

SUB-ADVISER:

Gray, Seifert & Co., 380 Madison Avenue, New York, New York 10017, serves as investment sub-adviser to the fund. For its services, Gray, Seifert receives a monthly fee from the adviser equal to 60% of the fee actually paid to the adviser by the fund (net of any waivers). Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. It has not previously advised a mutual fund; however, Gray, Seifert has been the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. As of August 31, 1999, Gray, Seifert had aggregate assets under management of $1.1 billion.

PORTFOLIO MANAGEMENT:

Miles Seifert and Amy LaGuardia are responsible for co-managing the fund. Mr. Seifert has been Chairperson of the Board and a Director of Gray, Seifert since its inception in 1980. Ms. LaGuardia has been Senior Vice President and Director of Research at Gray, Seifert for four years. Prior thereto, she was Vice President. She has been employed at Gray, Seifert since 1982.

8    Legg Mason Financial Services Fund
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DISTRIBUTOR OF THE FUND'S SHARES:

Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of the fund's shares. The fund has adopted a separate plan with respect to each class that allows it to pay distribution fees and/or shareholder service fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly.

Each class of shares bears differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

For Class A shares, the fund may pay the distributor a service fee at an annual rate of 0.25% of its average daily Class A net assets.

For Primary Class shares, the fund may pay the distributor a distribution fee at an annual rate of 0.75% and a service fee of 0.25% of average daily Primary Class net assets.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor collects the sales charges imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A shares. The distributor reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A purchase schedule, and may from time to time reallow the full amount of the sales charge.

The distributor may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of the fund.

The distributor may enter into agreements with other brokers to sell Primary Class shares of the fund. The distributor pays these brokers up to 90% of the distribution and service fees that it receives from the fund for those sales.

The adviser, sub-adviser and distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

                                        Legg Mason Financial Services Fund     9
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HOW TO INVEST
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To open a regular account or a retirement account with the fund, contact a Legg
Mason financial advisor or other entity that has entered into an agreement with the fund's distributor to sell shares of the Legg Mason family of funds. A Legg Mason financial advisor will explain the shareholder services available from the fund and answer any questions you may have. For each class of shares the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.

Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees, and other qualified retirement plans. Contact your Legg Mason financial advisor or other entity offering the fund to discuss which one might be appropriate for you.

When placing a purchase order, please specify whether the order is for Class A or Primary Class. All purchase orders that fail to specify a class will automatically be invested in Primary Class shares.

Once your account is open, you may use the following methods to add to your account:

 In Person        Give your financial advisor a check for $100 or more payable to the fund.

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 Mail             Mail your check, payable to the fund, for $100 or more to your financial advisor.

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Telephone or      Call your financial advisor to transfer available cash
Wire balances in your brokerage account or to transfer money from your bank directly to Legg Mason. Wire transfers may be subject to a service charge by your bank.
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 Future First     Contact your Legg Mason financial advisor to enroll in Legg
                  Mason's Future First

Systematic        Systematic Investment Plan. Under this plan, you may arrange for automatic

Investment Plan   monthly investments in the fund of $50 or more. The fund's transfer agent will transfer funds monthly from your Legg
                  Mason account or from your checking account to purchase shares of the fund.
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 Automatic        Arrangements may be made with some employers and financial institutions for

Investments       regular automatic monthly investments of $50 or more in shares of the fund. You may also reinvest dividends from certain unit investment trusts in shares of the fund.


Call your financial advisor or another entity offering the fund for sale with any questions regarding the investment options above.

Certain investment methods may be subject to lower minimum initial and additional investments.

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Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial advisor or the entity offering the fund before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.

Navigator Class shares are offered through a separate prospectus only to certain institutional investors.

CLASS A PURCHASE SCHEDULE:

The fund's offering price for Class A purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):

                                                                 Dealer
                               Sales Charge   Sales Charge     Reallowance
                                as a % of       as a % of       as a % of
Amount of Purchase            Offering Price  Net Investment  Offering Price
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      Less than $25,000           4.75%           4.99%           4.00%
      $25,000 to $49,999          4.50            4.71            3.75
      $50,000 to $99,999          4.00            4.17            3.25
      $100,000 to $249,999        3.50            3.63            2.75
      $250,000 to $499,999        2.50            2.56            2.00
      $500,000 to $999,999        2.00            2.04            1.60
      $1 million or more *        0.00            0.00            1.00

* A CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more made within one year of the purchase date. See "How to Sell Your Shares" for a discussion of any applicable CDSC on Class A shares.

                                        Legg Mason Financial Services Fund    11
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The distributor will pay the following commissions to brokers that initiate and are responsible for purchases of Class A shares of any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

SALES CHARGE WAIVERS FOR CLASS A SHARES:

Purchases of Class A shares made by the following investors will not be subject to a sales charge:

      o advisory clients (and related accounts) of Gray, Seifert

      o certain employee benefit or retirement accounts (subject to the discretion of Gray, Seifert)

      o employees of Legg Mason, Inc. and its affiliates

      o registered representatives or full-time employees of broker/dealers that have dealer agreements with the distributor

      o the children, siblings and parents of such persons

      o broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and the distributor

      o purchases of $1,000,000 or more

Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.

12    Legg Mason Financial Services Fund
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RIGHT OF ACCUMULATION:

To receive the Right of Accumulation, investors must give the distributor or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of the fund at the sales charge applicable to the total of:

      o the dollar amount being purchased, plus

      o the dollar amount of the investors' concurrent purchases of Class A shares of other funds, plus

      o the price of all Class A shares of funds already held by the investor.

LETTER OF INTENT:

Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of any fund in the following 13 months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the respective fund(s).

If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charge applicable to the purchases actually made.

Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the 13-month period (while remaining registered in your name) and will be subject to redemption to assure any necessary payment to the distributor of a higher applicable sales charge.

                                        Legg Mason Financial Services Fund    13
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HOW TO SELL YOUR SHARES
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Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. You should consult their program literature for further information.

Any of the following methods may be used to sell your shares:

Telephone  Call your Legg Mason financial advisor or entity offering the fund and request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed, and your shareholder account number.

           Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial advisor has your bank account information on file.

           The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

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 Mail      Send a letter to the fund requesting redemption of your shares. The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.

Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason financial advisor or another entity.

Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

14    Legg Mason Financial Services Fund
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CONTINGENT DEFERRED SALES CHARGES:

If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. You may exchange such shares purchased without a sales charge for Class A shares of another fund without being charged a CDSC. You will be subject to a CDSC if you redeem shares acquired through exchange.

Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions, or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to the distributor.

The fund will use the "first-in, first-out" method to determine the one- year holding period. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.

                                        Legg Mason Financial Services Fund    15
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ACCOUNT POLICIES
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CALCULATION OF NET ASSET VALUE:

Net asset value per Class A share and Primary Class share is determined daily as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate the fund's Class A share or Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors.

Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, the securities are generally valued on the market considered by the sub-adviser to be the primary market. Fixed income securities generally are valued using market quotations, independent pricing services that use prices provided by market makers, or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

If your account falls below $500 for reasons other than a drop in share price, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

The fund reserves the right to:

      o reject any order for shares or suspend the offering of shares for a period of time.

      o change its minimum investment amounts.

      o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

16    Legg Mason Financial Services Fund
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SERVICES FOR INVESTORS
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For further information regarding any of the services below, please contact your financial advisor or other entity offering the fund for sale.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

You will receive from Legg Mason a confirmation after each transaction involving Class A shares or Primary Class shares (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of the fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

EXCHANGE PRIVILEGE:

Fund shares may be exchanged for the corresponding class of shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. A CDSC may apply to the redemption of Class A shares acquired through an exchange. In addition, an exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

                                        Legg Mason Financial Services Fund    17
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Each fund reserves the right to:

      o Terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

      o Terminate or modify the exchange privilege after 60 days' written notice to shareholders.

REINSTATEMENT PRIVILEGE:

If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of a redemption, contact the distributor or your broker/dealer and notify them of your desire to reinstate and give them an order for the amount to be purchased. The reinstatement will be made at the net asset value next determined after the notification and purchase order have been received by the transfer agent.

18    Legg Mason Financial Services Fund
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DIVIDENDS AND TAXES
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The fund declares and pays all dividends on an annual basis.

Distributions of substantially all of the fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gain from foreign currency transactions are generally declared and paid after the end of the tax year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the same class of shares of the fund. If you wish to begin receiving dividends and/or other distributions in cash, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to most investors
(other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

                                        Legg Mason Financial Services Fund    19
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The fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number or who are otherwise subject to backup withholding. The fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

20    Legg Mason Financial Services Fund
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FINANCIAL HIGHLIGHTS
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The financial highlights table below is intended to help you understand the fund's financial performance since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single fund share. The information for the period ended December 31, 1998, has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

                              Income From Investment Operations
--------------------------------------------------------------------------------
                       Net Asset                Net Realized &
 For the                Value,          Net       Unrealized    Total From
 Period                Beginning    Investment     Gains On     Investment
  Ended                of Period      Income      Investments   Operations
--------------------------------------------------------------------------------
 Class A:

 June 30, 1999*       $10.58        $ --  (a)          $(.10)         $(.10)

 Dec. 31, 1998(b)      10.00          --  (a)            .58            .58
--------------------------------------------------------------------------------

 Primary Class:

 June 30, 1999*       $10.57        $(.03)(c)         $(.11)         $(.14)

 Dec. 31, 1998(b)      10.00         (.01)(c)           .58            .57


                                           Distributions
--------------------------------------------------------------------------------
                                                                  Net Asset
 For the               From Net      From Net                      Value,
 Period               Investment     Realized         Total        End of
 Ended                  Income         Gain       Distributions    Period
--------------------------------------------------------------------------------
 Class A:
 June 30, 1999*            $--          $--            $--           $10.48

 Dec. 31, 1998(b)           --           --             --            10.58
--------------------------------------------------------------------------------

 Primary Class:

 June 30, 1999*            $--          $--            $--           $10.43

 Dec. 31, 1998(b)           --           --             --            10.57

                                        Legg Mason Financial Services Fund    21

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                                  Ratios/Supplemental Data
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                                             Net Investment
                                   Expenses  Income (Loss)
 For the                       to Average  to Average    Portfolio   Net Assets,
 Period          Total Return  Net Assets  Net Assets  Turnover Rate End of Year
 Ended:            (%) (d)        (%)         (%)          (%)         (000)
--------------------------------------------------------------------------------
 Class A:
 June 30, 1999*   (.95)(e)   1.50(a,f)     (.03)(b,f)    18.07(f)     $11,090
 Dec. 31, 1998(b)  5.80(e)   1.50(a,f)       .22(b,f)       --          7,451
--------------------------------------------------------------------------------
 Primary Shares:
 June 30, 1999*  (1.32)(e)   2.25(c,f)     (.76)(c,f)    18.07(f)     $32,071
 Dec. 31, 1998(b)  5.70(e)   2.25(c,f)     (.11)(c,f)       --         14,598

   (a) Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.65%.
   (b) November 16, 1998 (commencement of sale of this class) to December 31, 1998.
   (c) Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.40%.
   (d) Excluding sales charge.
   (e) Not annualized.
   (f) Annualized.

   *  Unaudited. For the period January 1, 1999 to June 30, 1999.

22    Legg Mason Financial Services Fund
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Legg Mason Financial Services Fund
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   The following additional information about the fund is available upon request and without charge:

   STATEMENT OF ADDITIONAL INFORMATION (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about the fund and its policies.

   ANNUAL AND SEMI-ANNUAL REPORTS - additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. These reports provide detailed information about the fund's portfolio holdings and operating results.

               To request the SAI or any reports to shareholders, or to obtain more information:

                  o call toll-free 1-800-822-5544

                  o visit us on the Internet via http://www.leggmason.com

                  o write to us at: Legg Mason Wood Walker, Incorporated
                                    100 Light Street, P.O. Box 1476
                                    Baltimore, Maryland 21203-1476

Information about the fund, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. (phone 1-800-SEC-0330). Reports and other information about the fund are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a fee for making copies.

LMF-188                                               SEC file numbers: 811-7692